Supplemental Agreement No. 22

to

Purchase Agreement No. 2191

between

The Boeing Company

and

COPA Holdings, S.A.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 22 (“Supplemental Agreement 22”) is entered into as of September 24, 2010 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998, (as amended and supplemented and together with all exhibits, schedules and letter agreements pertaining thereto, the “Purchase Agreement”) relating to Boeing Model 737-7V3 and 737-8V3 aircraft (collectively, the “Aircraft” and each an “Aircraft”);

WHEREAS, Customer is purchasing [***] aircraft [***];

WHEREAS, Customer and Boeing have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.            Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.  The [***] 737-8V3 aircraft that Customer is purchasing are hereinafter defined as the Table 1-13 Aircraft.

2.            The “Table of Contents” of the Purchase Agreement is revised to reflect the changes made by this Supplemental Agreement 22 and a copy of such revised Table of Contents is attached hereto.

3.            Table 1-13, “Aircraft Delivery, Description, Price and Advance Payments”, attached hereto, is added to the Purchase Agreement providing the delivery and pricing information for the Table 1-13 Aircraft.

6.            Exhibit A-4 entitled “Aircraft Configuration for Customer’s 737-8V3 [***]” provides the configuration for the Table 1-13 Aircraft.

7.            Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables is not revised because preliminary on-dock dates for these delivery positions are not available as they are outside the current production schedule.  [***]

PA No. 2191	Page 1	SA No. 22 September 2010

8.            [***]

9.            Letter Agreement 6-RLL-1162-3958R2, entitled “Option Aircraft Delivery, Description, Price and Advance Payments”, is [***].  The revised letter agreement 6-1962-RLL-3958R3 is attached hereto

10.          [***]

11.          [***]

12.          Letter Agreement COP-2191-LA-10001606 entitled [***] attached hereto, is added to the Purchase Agreement.

[***]

The Purchase Agreement will be deemed to be supplemented and revised to the extent herein provided as of the date hereof and as so supplemented and revised will continue in full force and effect.

PA No. 2191	Page 2	SA No. 22 September 2010

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

	THE BOEING COMPANY		COPA HOLDINGS, S.A.

By:	/s/ Kathie Wiebel	By:	/s/ Pedro Heilbron

Its:	Attorney-In-Fact	Its:	Chief Executive Officer

PA No. 2191	Page 3	SA No. 22 September 2010

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule

3.	Price

4.	Payment	SA 3

5.	Miscellaneous

TABLE

1-1	Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2	Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3	Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4	Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-7	Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-9	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(1)	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(2)	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10B	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-11	Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 22
1-12	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21

1-13	Aircraft Information Table for Model 737-8V3 Aircraft	SA 22

1-14	Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 22

EXHIBIT

A-1	Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2	Aircraft Configuration for Model 737-8V3 Aircraft	SA 3

PA No. 2191	i	SA No. 22 September 2010

A-3	Aircraft Configuration for Model 737-8V3 Aircraft	SA 18
A-4	Aircraft Configuration for Model 737-8V3 Aircraft [***]	SA 22

B.	Aircraft Delivery Requirements and Responsibilities	SA 3

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA 10

BFE1.	BFE Variables	SA 22

CS1.	Customer Support Variables	SA 3

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	[***]
2191-03	Seller Purchased Equipment
2191-03R1	Seller Purchased Equipment	SA-20

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123	Performance Guarantees
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R2	737-8V3 Option Aircraft	SA 21
6-1162-RLL-3958R3	737-8V3 Option Aircraft	SA 22

PA No. 2191	ii	SA No. 22 September 2010

6-1162-LAJ-982R5	Special Matters	SA 16
6-1162-LAJ-982R6	Special Matters	SA 17
6-1162-LAJ-982R7	Special Matters	SA 18
6-1162-LAJ-982R8	Special Matters	SA 22
6-1162-RLL-4092	Advance Payment Matters for Aircraft Listed in Table 1-9	SA 17
6-1162-KSW-6417	[***]	SA 18
6-1162-KSW-6419	[***]	SA 20
6-1162-KSW-6419R1	[***]	SA 22
6-1162-KSW-6471	[***]
	[***]	SA 22
LA-1000842	Installation of Cabin Systems Equipment	SA 21
LA-10001606	[***]	SA 22

PA No. 2191	iii	SA No. 22 September 2010

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	June 30, 2008
Supplemental Agreement No. 17	December 15, 2008
Supplemental Agreement No. 18	July 15, 2009
Supplemental Agreement No. 19	August 31, 2009
Supplemental Agreement No. 20	November 19, 2009
Supplemental Agreement No. 21	May 28, 2010

PA No. 2191	iv	SA No. 22 September 2010

Table 1-13
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		[***]

Refundable Deposit/Aircraft at Proposal Accept:		[***]

	Number	Escalation			Escalation Estimate Adv Payment	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	of	Factor	Serial		Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number	Escalation	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PA 2191 SA 22	Boeing Proprietary	9/2010
54965 54958		2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PA 2191 SA 22	Boeing Proprietary	9/2010
54965 54958		2

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-LAJ-982R8

COPA HOLDINGS, S.A.
Urbanizacion Costa del Este
P.O. Box 0816-06819
Panama, Republic of Panama

Subject:	Special Matters

Reference:
Purchase Agreement No. 2191 as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement and supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-982R7.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.  For purposes of this Letter Agreement “Incremental Aircraft” as defined in Supplemental Agreement 18 are “Aircraft” or “Table 1-10A&B Aircraft”; the exercised Option Aircraft in Supplemental Agreement 21 are “Table 1-12 Aircraft” and “Aircraft” and the “Table 1-13 Aircraft” are “Table 1-13 Aircraft” and “Aircraft”.

In consideration of [***] Boeing provides [***]
[***] Except as otherwise expressly stated below, [***]

1. [***] Concurrent with delivery of each Aircraft,  [***]
[***]

1.1.  [***]

1.2. [***]

2. [***] Concurrent with delivery of each Aircraft, [***]
[***]

2.1. [***]

2.2. [***]

PA 2191 SA 22	9/2010

COPA HOLDINGS, S.A.
6-1162-LAJ-982R8

3. [***] For those Aircraft that Customer [***]
[***] concurrent with delivery of each such Aircraft, [***]

3.1. [***]

3.2. [***]

4. [***]

4.1. [***] At the time of delivery of the [***] and [***] Aircraft with [***] respectively, Boeing will provide [***]
[***]

4.2 [***]

4.3.1. [***] At the time [***] of each [***] Aircraft delivering [***] Boeing will issue to Customer [***] using [***]

4.2.2 [***]   At the time of delivery of each [***] Aircraft delivering [***] Boeing will issue to Customer [***] to the time of [***]

4.2.3 [***]    At the time of [***] of each [***] Aircraft delivering in [***] , Boeing will issue to Customer a [***]

PA 2191 SA-22	2	9/2010

COPA HOLDINGS, S.A.
6-1162-LAJ-982R8

4.3 [***]

If Customer purchases [***] of the [***] Aircraft listed in [***] prior to [***] each [***] Aircraft listed in [***] subject to [***]

5. [***]

Notwithstanding the [***] of the [***] , Customer may [***] Aircraft identified [***] The [***] amounts due are calculated by taking the percentage listed multiplied by the Advance Payment Base Price.  The difference in the amount of [***] and the [***] is the amount of advance payments that are deferred (Deferred Advance Payments).  For those Aircraft not listed in this [***] Customer shall [***]

Tables, 1-5, 1-6, 1-8, 1-10A&B and 1-12 737-8V3Aircraft

[***]	[***]
[***]	[***] % [***]
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
Total	[***] %

PA 2191 SA-22	3	9/2010

COPA HOLDINGS, S.A.
6-1162-LAJ-982R8

Table 1-13 737-8V3Aircraft

[***]	[***]
[***]	[***] % [***]
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
[***] Months Prior to Delivery	[***] %
Total	[***] %

6. [***]   Customer agrees to [***] of this Letter Agreement [***]

6.1     For those Aircraft listed [***] , the [***] will [***] The [***] for the [***] will be made at [***] .  [***] used for this calculation will be [***]

6.2     For those Aircraft listed in [***] , the [***] will [***] The [***] will be [***] and will be reset [***] Interest on [***] will be calculated [***]   Customer will be invoiced for [***]

7. [***] Intentionally omitted.  [***]

8. [***] Customer may exercise [***] for [***] and [***] model Aircraft by giving [***] Boeing will [***] to document [***] and present [***] to Customer for review and approval.

9. [***] Notwithstanding the [***] that would otherwise be calculated pursuant to [***] Boeing and Customer agree to [***]

10. [***] Notwithstanding the [***] that would otherwise be calculated pursuant to [***] Customer may [***] in accordance with the provisions of [***]   Those Aircraft for which Customer has elected to [***]

11. [***] Boeing agrees that, notwithstanding [***] or herein to the contrary at the time [***] the [***] that is determined by [***] applicable to the [***] will not exceed [***] for an Aircraft delivering in [***] As such, for Aircraft, set forth in [***] as of the date of [***]
11.1          If the [***] determined by [***] for a [***] the actual [***] determined by [***]

11.2          If the [***] determined by [***] is more than the [***] the [***] will be used.

PA 2191 SA-22	4	9/2010

COPA HOLDINGS, S.A.
6-1162-LAJ-982R8

11.3          For Aircraft, set forth in [***] as of the date of [***] that deliver after [***] as follows:

11.4          If the [***] determined by [***] is less than or equal [***] the [***] will be in accordance [***]

11.5          If the [***] determined by [***] is greater than [***] the [***] in accordance with [***]

11.6          The [***] for [***] identified in the [***] as subject to [***] and which pertains to an Aircraft, set forth in [***] shall be calculated [***]
11.7
12. [***]

Customer and Boeing agree that [***] apply to [***] as described [***] entitled [***] of [***] Customer and Boeing agree that [***] applicable.  The [***] contained in [***] as applicable, as well as the [***]

PA 2191 SA-22	5	9/2010

COPA HOLDINGS, S.A.
6-1162-LAJ-982R8

13.
Confidentiality.  The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Except as otherwise required by applicable law, regulation or legal process, Customer will limit the disclosure of its contents to employees, counsel and auditors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement or advising Customer with respect thereto and who understand they are not to disclose its contents to any other person or entity in violation of the provisions of this Paragraph 13.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kathie Wiebel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: ______________________________, 2010

COPA HOLDINGS, S.A.

By	/s/ Pedro Heilbron

Its	Chief Executive Officer

PA 2191 SA-22	6	9/2010

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-RLL-3958R3

COPA HOLDINGS, S.A.
Urbanizacion Costa del Este
P.O. Box 0816-06819
Panama, Republic of Panama

Subject:	Option Aircraft

Reference:
Purchase Agreement No. 2191 as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement and supersedes and replaces in its entirety Letter Agreement 6-1162-RLL-3958R2.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees [***] The options for [***] have been [***] New [***] are provided in [***]
[***] a copy of each of which is attached hereto.  The [***] are listed in [***] and [***] to this Letter Agreement.  The [***] shown includes [***]

1.            Aircraft Description and Changes

1.1           Aircraft Description:  The Option Aircraft are described by the [***].

1.2           Changes:  The Detail Specification will be revised to include:

(i)	[***]
(ii)	[***] and
(iii)	[***]

PA No. 2191	SA-22
Option Aircraft	9/10

COPA HOLDINGS, S.A
6-1162-RLL-3958R3

2.	Price

2.1	[***]

2.2	[***].

2.2.1           [***] The [***] for [***] selected [***] will be [***] as of the date of [***]

2.2.2           [***] The [***] and the [***] of [***] for [***] will be [***] the Aircraft, and will be [***]

2.2.3           [***] The [***] of the [***] will be [***]

3.	Payment.

3.1           Customer will pay [***] If Customer exercises [***] the [***] If Customer does not [***] Boeing will [***]

3.2           Following [***] The remainder of [***] for the [***] will be [***]

PA No. 2191	SA-22
Option Aircraft	9/10

2

COPA HOLDINGS, S.A
6-1162-RLL-3958R3

4.           Option Exercise.

4.1           Customer may [***] in respect of [***] by giving [***] prior to [***] of the relevant [***] as listed in [***]

4.2           If Boeing must [***] which are dependent on [***] Boeing may [***] If Boeing and Customer fail to agree [***] either party may [***]

5.           [***]

5.1           The (1) [***] and the (1) [***] were [***]  with [***] and (1) [***] These [***]  were [***] in [***] and are not covered in [***] These [***] represent [***]

6.           Contract Terms.

Boeing and Customer will use [***] In the event the parties [***] either party may [***] If Customer and Boeing fail to [***]

P.A. 2191	SA-22
Option Aircraft	9/10

3

COPA HOLDINGS, S.A
6-1162-RLL-3958R3

Very truly yours,

THE BOEING COMPANY

By	/s/ Kathie Weibel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September , 2010

COPA HOLDINGS, S.A.

By	/s/ Pedro Heilbron

Its	Chief Executive Officer

Attachment – Table 1-11 and 1-14

P.A. 2191	SA-22
Option Aircraft	9/10

4

Table 1-11
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]

Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		$0

Seller Purchased Equipment (SPE) Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]

COP-54039-10.TXT	Boeing Proprietary	Sep 2010
PA No. 2191 SA-22		Page 1

Attachment to
6-1162-RLL-3958R3

Table 1-14
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]

Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		$0

Seller Purchased Equipment (SPE) Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

COP{ PA 2191 SA-22	Boeing Proprietary	9/2010
54695-1O.TXT		Page 1

Boeing Survey (continued)	Page 2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-KSW-6419R1

COPA HOLDINGS, S.A.
Urbanizacion Costa del Este
P.O. Box 0816-06819
Panama, Republic of Panama

Subject:	[***]

Reference:
Purchase Agreement No. 2191, as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (the Purchase Agreement), between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737-8V3 aircraft (the Aircraft)

[***]

COPA HOLDINGS, S.A., INC.
6-1162-KSW-6419R1

6.           The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Except as otherwise required by applicable law, regulation or legal process, Customer will limit the disclosure of its contents to employees, counsel and auditors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement or advising Customer with respect thereto and who understand they are not to disclose its contents to any other person or entity in violation of the provisions of this Paragraph 6.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kathie Weibel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2010

COPA HOLDINGS, S.A.

By	Pedro Heilbron

Its	Chief Executive Officer

P.A. No. 2191	SA-22
[***]
09/10	Boeing Proprietary

Attachment A to Letter Agreement 6-1162-KSW-6419R1

[***]

Airframe Model	737-800

Engine Model:	CFM56-7B26

Airframe Price Base Year	[***]

Engine Price Base Year	[***]

Delivery Month and Year	Subject Aircraft Serial Number	Applicable Combined Airframe/Engine Escalation Provisions	Election Period
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P.A. No. 2191		SA-22
09/10
Boeing Proprietary

Attachment A to Letter Agreement 6-1162-KSW-6419R1

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P.A. No. 2191		SA-22
09/10
Boeing Proprietary

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Reference:
Purchase Agreement No. 2191 dated as of November 25, 1998, as amended to date, including all exhibits, attachments, schedules and letter agreements thereto, between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (the Purchase Agreement)

Attention:	Vice President – Contracts Mail Code 21-34

Pursuant to Article 2 of Letter Agreement 6-1162-KSW-6419 (Letter Agreement) to the Purchase Agreement and subject to the provisions of Article 3 of such Letter Agreement, COPA HOLDINGS, S.A. [***]:

Airframe Model:	Airframe Price Base Year:

Engine Model:	Engine Price Base Year:	[***]

Delivery Month and Year	Candidate Aircraft Serial Number	Combined Airframe/Engine Escalation Factor

COPA HOLDINGS, S.A.

By

Its

Dated

[***]

THE BOEING COMPANY

By

Its	Attorney-in-Fact

Dated

P.A. No. 2191		SA-22
09/10
Boeing Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

LA-1001606

COPA HOLDINGS S.A.
Urbanización Costa del Este
P.O. Box 0816-06819
Panama, Republic of Panama

Subject:	[***]

Reference:
Purchase Agreement No. PA-2191 as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (Purchase Agreement) between The Boeing Company (Boeing) and COPA Holdings S.A. (Customer) relating to Model 737-800 aircraft (Aircraft)

[***]

1.2          [***]

COP-PA-2191-LA-1001606		SA-22
[***]		LA Page 1
Boeing Proprietary

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Except as otherwise required by applicable law, regulation or legal process, Customer will limit the disclosure of its contents to employees, counsel and auditors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement or advising Customer with respect thereto and who understand they are not to disclose its contents to any other person or entity in violation of the provisions of this Paragraph 4.

COP-PA-2191-LA-1001606		SA-22
[***]		LA Page 2
Boeing Proprietary

Very truly yours,

THE BOEING COMPANY

By	/s/ Kathie Weibel

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:

COPA Holdings, S.A.

By	/s/ Pedro Heilbron

Its	Chief Executive Officer

COP-PA-2191-LA-1001606		SA-22
[***]		LA Page 3
Boeing Proprietary